EXHIBIT 32.5

                            CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Patrick J. Goodman, Vice President and Treasurer of MidAmerican Funding, LLC (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

      (1) the Annual Report on Form 10-K of the Company for the annual period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated:  February 9, 2004



                             /s/ Patrick J. Goodman
                             ----------------------------
                                 Patrick J. Goodman
                             Vice President and Treasurer
                               (chief financial officer)